Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

(a) Other Commitments

In addition to commitments disclosed in note 24, commitments related to R&D expenditures are $70,976 as of December 31, 2022.

Commitments related to capital expenditures for the Company are approximately $34,614 as of December 31, 2022.

(b) Litigation Matters

US Litigation

Delaware Chancery Court Action

On March 5, 2018, the Company filed a lawsuit in the Court of Chancery of the State of Delaware seeking a determination whether 1Globe, The Chiang Li Family, OrbiMed and other shareholders of Sinovac Biotech Ltd. had triggered Sinovac Antigua’s shareholder rights agreement (the “Rights Agreement”) by forming a group holding approximately 45% of outstanding shares of Sinovac Biotech Ltd., in excess of the Rights Agreement’s threshold of 15%, and acting in concert prior to the Company’s annual general meeting of shareholders held on February 6, 2018 (the “ 2017 AGM”). The Rights Agreement is intended to promote the fair and equal treatment of all Sinovac shareholders and ensure that no person or group can gain control of Sinovac through undisclosed voting arrangements, open market accumulation or other tactics potentially disadvantaging the interest of all shareholders.

On April 12, 2018, 1Globe filed an amended answer to the Company’s complaint, counterclaims, and a third-party complaint against Mr. Weidong Yin alleging, among other allegations, that the Rights Agreement is not valid, that Mr. Yin and the Buyer Consortium (comprising Mr. Weidong Yin, the chairman, president and chief executive officer of Sinovac Biotech Ltd., SAIF partners IV L.P., or SAIF, C-Bridge Healthcare Fund II, L.P., Advantech Capital L.P., Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P.) had previously triggered the Rights Agreement, and that 1Globe did not trigger the Rights Agreement. The Company and its board of directors believes that the actions taken by the board of directors were appropriate under the circumstances and that the allegations of the counterclaims and third-party complaint are without merit. 1Globe asks for various measures of equitable relief and also includes a claim for its costs, including attorneys’ fees.

On July 31, 2018, following the Company motions for partial summary judgment and an expedited trial date, the Delaware Chancery Court effectively stayed the action pending receipt of a post-trial decision from the Antigua Court in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. On December 19, 2018, the Antigua Court issued a judgment (the “Antigua Court’s Judgment”) affirming the validity of Sinovac Antigua’s Rights Agreement under Antigua law, and finding that “there was a secret plan to take control” of the Company at the 2017 AGM.

Based upon the Antigua Court’s judgment and other facts known to the board of directors, the Company’s board of directors determined that certain of the Company’s shareholders, including 1Globe Capital LLC (“1Globe”), The Chiang Li Family, OrbiMed Advisors LLC and OrbiMed Capital LLC (together “OrbiMed”), and certain additional shareholders (collectively, the “Shareholder Group”), together with their affiliates and associates (collectively, the “Collaborating Shareholders”) became Acquiring Persons as defined under the Rights Agreement, on or prior to the 2017 AGM and their conduct resulted in a “Trigger Event” under the Rights Agreement. As a result of becoming Acquiring Persons, the approximately 28.7 million Rights held by the Collaborating Shareholders automatically became void under the terms of the Rights Agreement. Pursuant to the Rights Agreement, the board of directors elected to exchange the approximately 42.4 million valid and outstanding Rights held by the Company’s shareholders (not including the Collaborating Shareholders) for a combination of approximately 27.8 million Common Shares and approximately 14.6 million Series B Preferred Shares, all of which the Company issued into a trust on February 22, 2019 for the benefit of the holders of the valid and outstanding Rights.

On March 6, 2019, the Delaware Chancery Court entered a status quo order providing that the Company not distribute any of the Exchange Shares to rights holders until the final disposition of the pending Delaware litigation or further order of the Court. On April 8, 2019, the Delaware Chancery Court stayed the Delaware litigation pending the final outcome of 1Globe’s appeal of the Antigua Judgment. The Antigua litigation is ongoing.

Massachusetts District Court Actions

On March 5, 2018, the Company also filed a lawsuit in the United States District Court for Massachusetts alleging violations of Section 13(d) of the Securities Exchange Act of 1934 by 1Globe and The Chiang Li Family. The lawsuit alleges, among other things, that the defendant shareholders failed to make required disclosures on Schedule 13D regarding their intentions to attempt to replace the Company's board of directors.

On April 9, 2018, the Company received a document request from SEC requesting all of the Company’s documents concerning 1Globe, the Chiang Li Family, OrbiMed, certain other shareholders, and their affiliates. The Company has been cooperating with the SEC. The Company understands the SEC is investigating whether 1Globe, and possibly other shareholders, violated the U.S. securities laws. The Company does not have any information to suggest the SEC is investigating the actions of the Company or its officers and directors.

On May 21, 2018, 1Globe answered and filed counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and various state law claims. In response to the Company’s motion to dismiss 1Globe’s counterclaims, on August 1, 2018, 1Globe filed amended counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and Rule 10b-5, as well as state law claims of abuse of process, fraudulent misrepresentation, negligent misrepresentation, and aiding and abetting such violations, primarily arising out of allegedly false and/or misleading statements made by the Company regarding its business, operational, and financial results.

On August 17, 2018, the Massachusetts Court granted a consent motion to extend the deadline for the Company’s response to 1Globe’s counterclaims (and for any subsequent opposition by 1Globe) until after the Antigua Court issued a ruling in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. On December 19, 2018, the Antigua Court issued a judgment, which 1Globe appealed on January 29, 2019. Per the Massachusetts Court’s order, the parties have filed periodic status reports regarding the pending court proceedings in Antigua. No date for the Company’s response to 1Globe’s counterclaims has been set. The Company is vigorously pursuing this lawsuit; however, the Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.

Also on August 1, 2018, 1Globe filed a motion for preliminary injunction seeking to enjoin the Company from, inter alia, altering the capital structure of the Company. On October 15, 2018, the Massachusetts Court denied 1Globe’s motion. On November 14, 2018, 1Globe filed an appeal of the denial of its motion for preliminary injunction to the United States Court of Appeals for the First Circuit. On January 10, 2019, 1Globe filed a motion to hold its appeal in abeyance pending the outcome of its separate appeal of the Antigua Court’s judgment, which the Company opposed. In October 2019, 1Globe voluntarily dismissed the appeal.

Separately, Heng Ren Investments LP (“Heng Ren”) filed suit against the Company and Mr. Weidong Yin for alleged breach of fiduciary duties and wrongful equity dilution on May 31, 2019, in Massachusetts state court. The Company removed the matter from state court to the United States District Court for the District of Massachusetts. Heng Ren alleged that Mr. Yin breached fiduciary duties owed to minority shareholders, that the Company aided and abetted breaches of fiduciary duties, and that both the Company and Mr. Yin engaged in wrongful equity dilution. Heng Ren requested damages, attorneys’ fees, and prejudgment interest. On September 14, 2020, the Company filed a motion to dismiss Heng Ren’s claims. In July 2021, the Company moved to dismiss Heng Ren’s amended complaint in the federal court in Massachusetts. On March 4, 2022, the court granted the motion as to the breach of fiduciary duty claims and denied the motion as to the wrongful equity dilution claim. The Company is presently appealing the denial to the United States Court of Appeals for the First Circuit and has answered the complaint. On February 15, 2023, the court stayed discovery in the Heng Ren matter pending the resolution of an outstanding motion to dismiss filed in a purported shareholder's matter by us.

On December 5, 2022, a purported shareholder filed a putative class action complaint in Massachusetts federal court, asserting a claim under Section 204 of the Antigua and Barbuda International Business Corporations Act related to the PIPE transaction, alleging that all shareholders were harmed in an identical manner to one another by the PIPE transaction because the shares that were issued in the PIPE transaction allegedly undervalued Sinovac and all shareholders were purportedly wrongfully diluted as a result. The purported shareholder is represented by the same attorney who represents Heng Ren, and requests damages, attorneys’ fees, and prejudgment interest. On January 18, 2023, Sinovac filed a motion to dismiss. On February 15, 2023, Mr. Lerner opposed the motion to dismiss. On March 9, 2023, Sinovac filed a reply in support of its motion to dismiss. The motion was fully briefed as of March 9, 2023, and is currently pending before the court.

On January 19, 2023, Sinovac filed a motion to stay the Heng Ren action pending the resolution of the putative class action. On February 16, 2023, Massachusetts federal court stayed the Heng Ren action.

Antigua Litigation

On March 13, 2018, 1Globe filed a complaint against Sinovac Antigua in the Antigua Court. The complaint seeks a declaration that the five persons purportedly proposed on the Non-Public Submission at the 2017 AGM were elected as directors of Sinovac Antigua at that meeting, an order of the Antigua Court that those directors be installed as Sinovac Antigua’s board of directors, and a declaration that any actions taken on behalf of Sinovac Antigua at the direction of the board of directors since the 2017 AGM are null and void. On April 10, 2018, 1Globe filed a notice of application in the Antigua Court seeking an order declaring the result of the disputed election, an urgent order restraining Sinovac Antigua’s board of directors from acting, pending determination of the dispute, including acting to initiate or continue litigation against the Shareholder Group, and other related relief. We attended the first hearing on May 9, 2018. In July 2018, the Antigua court heard an application by 1Globe for interim injunctive relief preventing Sinovac Antigua from exercising its rights under the Rights Agreement. This application was unsuccessful, but the judge set an expedited timetable to trial. The trial of the matter took place from December 3 to 5, 2018. On December 19, 2018, the judge handed down his judgment, finding in Sinovac Antigua’s favor in full, dismissing 1Globe’s claim and declaring that the Rights Agreement was validly adopted as a matter of Antigua law. On January 29, 2019, 1Globe filed a Notice of Appeal. On March 4, 2019, 1Globe filed an application for urgent interim relief, seeking an injunction to prevent Sinovac Antigua from continuing to implement its Rights Agreement until the resolution of the appeal. This urgent interim relief application was heard on April 4, 2019, at which the Court of Appeal made an order restraining Sinovac Antigua in similar terms to the Delaware Court order of March 6, 2019, together with restraint from operating the Rights Agreement in any way that affects 1Globe’s rights or shareholding until determination of the appeal. 1Globe’s appeal of the Antigua Court’s Judgment was heard on September 18, 2019. On December 9, 2021, the Court of Appeal handed down its judgment, dismissing all grounds of appeal and upholding the Antigua Judgment. The Court of Appeal also confirmed that Sinovac Antigua’s Rights Agreement was consistent with its Articles of Incorporation and By-laws, and Antiguan business law. In January 2022, the Court of Appeal extended the order initially made on April 4, 2019, that restrains Sinovac Antigua from taking further action under its Rights Agreement, including the distribution of the previously issued Exchange Shares, until the conclusion of any appeal to the Privy Council. 1Globe applied for leave to appeal to the Privy Council, and the hearing of that application was held on February 24, 2022, in which the Court of Appeal granted 1Globe leave to appeal certain grounds to the Privy Council. On April 19, 2022, 1Globe renewed its application directly to the Privy Council for leave to appeal on its ground of appeal concerning the validity of the Rights Agreement. On July 13, 2022, 1Globe filed its Notice of Appeal on those grounds on which the Court of Appeal had granted 1Globe leave to appeal. On September 16, 2022, 1Globe filed an application to the Privy Council seeking permission to amend its existing application for permission to appeal and its existing Notice of Appeal, and to seek permission to appeal on another ground rejected by the Court of Appeal concerning the exercise of the Antigua Court’s discretion. Sinovac responded on October 21, 2022. On February 15, 2023, the Privy Council made a procedural decision to allow amendment of its existing application for permission to appeal, and decided to deal with procedural and substantive issues together at the Final Hearing. 1Globe has not yet taken steps to list a substantive hearing before the Privy Council. The appeal outcome is therefore pending.

As such, the final appeal is ongoing as of the date of this annual report. We cannot predict or estimate an outcome or economic burden for this case at this time.